SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K





                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):   July 26, 2000
                                                            ---------------

                        Philadelphia Suburban Corporation
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                 (Exact name of registrant specified in Charter)


  Pennsylvania                    001-06659                      23-1702594
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 (State or other                 (Commission                  (I.R.S. Employer
 jurisdiction of                 File Number)                Identification No.)
  incorporation)


762 W. Lancaster Avenue, Bryn Mawr, Pennsylvania                        19010
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     (Address of principal executive offices)                          Zip Code


           Registrant's telephone, including area code:   (610) 527-8000
                                                         ----------------

                                 Not Applicable
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         (Former name and former address, if changed since last report)

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Item 5.   Other Events.

          The Press Release issued by the Registrant on July 26, 2000 announcing the Registrant's earnings for the second quarter of 2000 and the Registrant's unaudited consolidated financial statements as of and for the quarter and six months ended June 30, 2000 attached hereto as
          Exhibit 99.1 is incorporated herein by reference.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PHILADELPHIA SUBURBAN CORPORATION


Dated:  July 26, 2000    By: /s/ Roy H. Stahl
                             ----------------------
                             Name: Roy H. Stahl
                             Title: Executive Vice President and General Counsel






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                                  EXHIBIT INDEX

Exhibit No.                         Exhibit                                 Page
-----------                         -------                                 ----
   99.1      Press Release dated July 26, 2000 and accompanying              5
             unaudited consolidated financial statements as of and for the quarter and six month ended June 30, 2000.